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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 2, 2006


                            HINES HORTICULTURE, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                 000-24439                  33-0803204
---------------------------    ------------------      ---------------------
(State or other jurisdiction    (Commission File           (IRS Employer
     of incorporation)                Number)            Identification No.)

                  12621 Jeffrey Road, Irvine, California 92620
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 559-4444



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Explanatory Note

This Form 8-K/A amends the Form 8-K previously filed by Hines Horticulture, Inc. (the "Company") with the Securities and Exchange Commission ("SEC") on October 6, 2006 (the "Original Form 8-K"). Subsequent to the filing of the Original Form 8-K, the Company has determined that the sale of assets disclosed in Item 1.01 of the Original Form 8-K constituted a disposition of a significant amount of assets other than in the ordinary course of business pursuant to Item 2.01 of Form 8-K. Thus, this Form 8-K/A amends the Original Form 8-K by adding the additional disclosures required by Form 8-K Items 2.01 and 9.01.

Section 2 - Financial Information

Item 2.01.  Completion of Acquisition or Disposition of Assets

On October 2, 2006, Hines Nurseries completed the sale of the certain inventory, vehicles, farm equipment and other assets located at Hines Nurseries' Miami, Florida facility (the "Purchased Assets") to Costa Nursery Farms, LLC, a Florida limited liability company ("Costa") and Pure Beauty Farms, Inc., a Florida corporation ("Pure Beauty"), pursuant to the asset purchase agreement dated October 2, 2006 between Hines Nurseries and Costa and the asset purchase agreement dated October 2, 2006 between Hines Nurseries and Pure Beauty (collectively, the "Purchase Agreements"). Copies of the Purchase Agreements are attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference. The purchase price for the Purchased Assets was approximately $4.1 million.

There are no material relationships, other than with respect to the Purchase Agreements, between the Company, Hines Nurseries or their respective directors, officers (or any associate of any such director or officer) or affiliates on the one side and Costa and Pure Beauty or their respective officers, directors (or any associate of any such director or officer) or affiliates on the other side.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(b)(1)  Pro Forma Financial Information

Unaudited pro forma financial information, including income statements for the twelve month period ended December 31, 2005 and nine month period ended September 30, 2006 and balance sheet for the period ended September 30, 2006 are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(d) Exhibit Index

------------------------- ------------------------------------------------------
Exhibit No.               Description
------------------------- ------------------------------------------------------
10.1                      Asset Purchase Agreement by and between Hines
                          Nurseries, Inc. and Costa Nursery Farms, LLC Dated as
                          of October 2, 2006
------------------------- ------------------------------------------------------
10.2                      Asset Purchase Agreement by and between Hines
                          Nurseries, Inc. and Pure Beauty Farms, Inc. Dated as
                          of October 2, 2006
------------------------- ------------------------------------------------------
99.1                      Unaudited pro forma financial information, including
                          income statements for the year ended December 31, 2005
                          and nine month period ended September 30, 2006 and
                          balance sheet as of September 30, 2006
------------------------- ------------------------------------------------------


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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 5, 2007              HINES HORTICULTURE, INC.

                                       By:  /s/   Claudia M. Pieropan
                                            ------------------------------------
                                            Claudia M. Pieropan
                                            Chief Financial Officer, Secretary
                                            and Treasurer
                                            (principal financial and accounting
                                            officer)




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Exhibit Index

------------------------- ------------------------------------------------------
Exhibit No.               Description
------------------------- ------------------------------------------------------
10.1                      Asset Purchase Agreement by and between Hines
                          Nurseries, Inc. and Costa Nursery Farms, LLC Dated as
                          of October 2, 2006
------------------------- ------------------------------------------------------
10.2                      Asset Purchase Agreement by and between Hines
                          Nurseries, Inc. and Pure Beauty Farms, Inc. Dated as
                          of October 2, 2006
------------------------- ------------------------------------------------------
99.1                      Unaudited pro forma financial information, including
                          income statements for the year ended December 31, 2005
                          and nine month period ended September 30, 2006 and
                          balance sheet as of September 30, 2006
------------------------- ------------------------------------------------------



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